EXHIBIT 10.1

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

To:      The Board of Directors of Pure Technologies Ltd.


                We consent to the use of our report dated March 30, 2000, included as an exhibit to Form 20-F.





KPMG LLP

Chartered Accountants

Calgary, Canada
February 22, 2001